UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

CALUMET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42172	36-5098520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1060 N. Capital Avenue

Suite 6-401

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Calumet, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders voted on four proposals as described below.

Proposal No. 1 - Election of Class I Directors

The Company’s stockholders elected the four Class I director nominees listed below as directors of the Company, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The voting results were as follows:

Nominees	For	Withhold	Broker Non-Votes
John (“Jack”) G. Boss	41,616,233	391,687	25,991,156
Stephen P. Mawer	41,505,100	502,820	25,991,156
Karen Narwold	41,611,291	396,629	25,991,156
Julio Quintana	41,615,602	392,318	25,991,156

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation. The voting results were as follows:

For:	40,897,636
Against:	851,240
Abstain:	259,044
Broker Non-Votes:	25,991,156

Proposal No. 3 - Advisory Vote on the Frequency of the Executive Compensation Vote

The Company’s stockholders voted on a non-binding, advisory basis on the frequency of future votes on executive compensation. The voting results were as follows:

1 Year:	41,196,941
2 Years:	119,286
3 Years:	510,710
Abstain:	180,983
Broker Non-Votes:	25,991,156

In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

Proposal No. 4 - Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

For:	67,570,344
Against:	193,850
Abstain:	234,882

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET, INC.

Date: June 16, 2025	By:	/s/ David Lunin
	Name:	David Lunin
	Title:	Executive Vice President and Chief Financial Officer